A M E N D E D   A N D   R E S T A T E D

B Y E - L A W S

O F

I N G E R S O L L - R A N D   C O M P A N Y   L I M I T E D

Adopted June 2, 2004

AMENDED AND RESTATED

BYE-LAWS

OF

INGERSOLL-RAND COMPANY LIMITED

A Bermuda Limited Liability Company

INTERPRETATION

1. Interpretation

        (1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context and not defined in the text, have the following meanings respectively:

                    (a) "Act" means the Companies Act 1981, as amended from time to time;

                    (b) "Auditor" includes any individual, general or limited partnership, corporation, firm, association or company (including a limited liability company);

                    (c) A person is a "beneficial owner" of any shares of the Company:

                            (i) which it has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise; and

                            (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above), by any other person with which it has any agreement, arrangement or understanding with respect to the acquisition, holding, voting or disposition of shares or of any material part of the assets of the Company or of it, or which is its "affiliate" or
                                 "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the United States Securities
                                  Exchange Act of 1934 (or any successor rule or regulation);

                    (d) "Board" means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

                    (e) "Business Combination" means:

                                (i) any amalgamation, merger or consolidation of the Company or one of its subsidiaries with an Interested Member or with any person that is, or would be after such amalgamation, merger or consolidation, an affiliate or associate of an Interested
                                    Member;

                                (ii) any transfer or other disposition to or with an Interested Member or any affiliate or associate of an Interested Member of all or any material part of the assets of the Company or one of its subsidiaries; and

                                (iii) any issuance or transfer of shares of the Company upon conversion of or in exchange for the securities or assets of any
                                      Interested Member, or with any person that is, or would be after such amalgamation, merger or consolidation, an affiliate or associate of an Interested Member;

                    (f) "Company" means the company for which these Bye-laws are approved and confirmed;

                    (g) "Director" means a director of the Company;

                    (h) "Interested Member" means any Member that:

                                (i) is the beneficial owner, directly or indirectly, of 10% or more of the voting power of the voting shares of the Company then in issue; or

                                (ii) is an affiliate or associate of the Company and at any time within the five-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the shares then in issue of the Company. For the purpose of determining whether a Member is an Interested Member, the number of voting shares of the Company then in issue shall include shares deemed to be beneficially owned by such Member, but shall not include any other unissued voting shares of the Company which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise;

                    (i) "Member" means the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons as the context so requires;

                    (j) "Notice" means written notice as further defined in these Bye-laws unless otherwise specifically stated;

                    (k) "Officer" means any person appointed by the Board to hold an office in the Company;

                    (l) "Person" means any individual, general or limited partnership, corporation, firm, association, trust, estate, company (including a limited liability company) or any other entity or organisation or bodies of persons whether corporate or otherwise, including a government, a political subdivision or agency or instrumentality thereof;

                    (m) "Register of Directors and Officers" means the Register of Directors and Officers referred to in these Bye-laws;

                    (n) "Register of Members" means the Register of Members referred to in these Bye-laws;

                    (o) "Resident Representative" means any person appointed to act as resident representative and includes any deputy or assistant resident representative; and

                    (p) "Secretary" means the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary.

        (2) In these Bye-laws, where not inconsistent with the context:

                    (a) words denoting the plural number include the singular number and vice versa;

                    (b) words denoting the masculine gender include the feminine gender;

                    (c) the word:

                                (i) "may" shall be construed as permissive;

                                (ii) "shall" shall be construed as imperative; and

                    (d) unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

        (3) Expressions referring to writing or written shall, unless the contrary intention appears, include cable, telex, telecopier, facsimile, printing, computer generated email, lithography, photography and other modes of representing words in legible and non-transitory form.

        (4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

BOARD OF DIRECTORS

2. Board of Directors

        The business of the Company shall be managed by the Board.

3. Management of the Company

        (1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these
             Bye-laws, expressly required to be exercised by the Company in general meeting, subject, nevertheless, to these Bye-laws, the provisions of any statute and to such directions as may be prescribed by the Company in general meeting.

        (2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

        (3) The Board may procure that the Company pay all expenses incurred in promoting and organising the Company.

4. Power to Authorise Specific Actions

        The Board may from time to time and at any time authorise any person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

5. Power to Appoint Attorney

        The Board, or any duly authorised committee, may from time to time and at any time by power of attorney appoint any person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney's personal seal with the same effect as the affixation of the seal of the Company.

6. Power to Delegate to a Committee

        (1) The Board may delegate any or all of its powers to a committee or committees appointed by the Board which may consist partly or entirely of non-Directors and every such committee shall conform to such directions as the Board shall impose on them; provided that a committee appointed by the Board shall not have the power to set its or its members' remuneration. The meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board.

        (2) The Board, by the affirmative vote of a majority of the entire Board, may appoint from their number an executive committee of which committee a majority of committee members shall constitute a quorum; and to such extent as shall be provided in these Bye-laws and as may be permitted by law, such committee shall have and may exercise any or all of the powers of the Board.

        (3) The Board, by the affirmative vote of a majority of the entire Board, may appoint any other standing committees and such standing committees shall have and may exercise such powers as may be conferred and authorised by these Bye-laws or by the Board and as may be permitted by law.

        (4)  Each committee of the Board shall keep complete, accurate minutes and records of all actions taken by such committee, prepare such minutes and records in a timely fashion and promptly distribute all such minutes and records to each member of the Board at the meeting of the Board next ensuing.

7. Power to Appoint and Dismiss Employees

        The Board may appoint, suspend or remove any Officer, manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties. Nothing contained in this Bye-law shall be construed to limit the Officers or any other Company official from being able to exercise these same powers to the extent they are duly authorised to do so.

8. Power to Borrow and Charge Property

         The Board may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking and property, or any part thereof, and may issue debentures, debenture shares and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party. Nothing contained in this Bye-law shall be construed to limit the Officers or any other Company official from being able to exercise these same powers to the extent they are duly authorised to do so.

9. Exercise of Power to Purchase Shares of or Discontinue the Company

        (1) The Board may exercise all the powers of the Company to purchase all or any part of its own shares pursuant to Section 42A of the Act.

        (2) The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

10. Election of Directors

        (1) The Board shall consist of not less than three and not more than twenty Directors or such number in excess thereof as the Members may from time to time determine. The initial Directors shall be elected or appointed at the statutory meeting of the Company and thereafter, except in the case of casual vacancy, Directors shall be elected or appointed at the annual general meeting or at any special general meeting called for that purpose. Directors shall hold office for such term as the Members may determine or, in the absence of such determination, until the next annual general meeting or until their successors are elected or appointed or their office is otherwise vacated.
              Any general meeting may authorise the Board to fill any vacancy left unfilled at a general meeting. The number of Directors to be elected at any time within the minimum and maximum limitations specified herein shall be determined from time to time by the Board pursuant to a resolution adopted by the affirmative vote of a majority of the Board then in office. Any vacancy on the Board within the minimum and maximum limitations specified in this Bye-law may be filled by a majority of the Board then in office; provided that a quorum is present.
              During the existence of a vacancy on the Board the remaining Directors shall have full power to act; provided that a quorum is present.
              The holders of Class A Common Shares (as defined hereinafter) shall be entitled at all meetings of the Members at which Directors are elected to one vote for each such share held by them as described in this Bye-Law. The holders of Class B Common Shares (as defined hereinafter) shall not be entitled to vote for the election of Directors. At all elections of Directors each holder of Class A Common Shares shall be entitled to as many votes as shall equal the number of votes which such holder would be entitled to cast at a general meeting, multiplied by the number of Directors to be elected, and such holder may cast all such votes for a single Director, or may distribute them among the number to be voted for or any two or more Directors as such holder may see fit.

        (2) The Board shall be divided as equally as may be possible into three classes, each of which shall consist of such number as these Bye  -
              laws may from time to time provide. Initially, the Directors of the first class shall be elected for a term of one year or until the first annual general meeting, the Directors of the second class shall be elected for a term of two years or until the second annual meeting, and the
              Directors of the third class shall be elected for a term of three years or until the third annual meeting. At each annual election thereafter, the successors of the Directors of the class whose term expires in that year shall be elected to hold office for a term of three years, so that the term of office of one class of Directors shall expire each year.

        (3) If the number of Directors is changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible. In case of any increase in the number of Directors of any class or classes within the minimum and maximum limitations specified in Bye-law 10(1) causing a casual vacancy, additional Directors may be elected by the Board to fill such casual vacancy, but any such Director so elected shall hold office only until the next succeeding annual general meeting of Members and until his or her successor shall have been elected and qualified. No decrease in the number of Directors shall shorten the term of any incumbent Director.

        (4) Directors may be removed without cause only upon the affirmative vote of the holders of at least 80% of the shares of the Company entitled to vote for the election of Directors. Directors may be removed for cause only upon the affirmative vote of the holders of at least
             66 2/3% of the shares of the Company entitled to vote for the election of Directors; provided that any meeting convened and held to consider the removal of a Director shall be convened and held in accordance with Bye-law 12.

        (5) Notwithstanding subparagraph (1) of this Bye-law, any Member entitled to vote for the election of Directors at a meeting or to express a consent in writing without a meeting may nominate a person or persons for election as a Director only if written notice of such Member's intent to make such nomination is given to the Secretary of the Company, either by personal delivery, mail or facsimile not later than (a)
             with respect to an election to be held at an annual general meeting of Members, 90 days in advance of the anniversary of the immediately preceding annual general meeting or if the date of the annual general meeting of Members occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual general meeting, not later than the close of business on the seventh day following the date on which notice of such meeting is given to Members and (b) in the case of any Member who wishes to nominate a person or persons for election as a Director pursuant to consents in writing by Members without a meeting (to the extent election by such consents is permitted under applicable law and these Bye-laws), 60 days in advance of the date on which materials soliciting such consents are first mailed to Members or, if no such materials are required to be mailed under applicable law, 60 days in advance of the date on which the first such consent in writing is executed. Each such notice shall set forth the name and address of the Member who intends to make the nomination and of the person or persons to be nominated for election as a Director, a representation that the Member is a holder of record of shares of the Company entitled to vote at such meeting or to express such consent in writing and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or to execute such a consent in writing to elect such person or persons as a Director, a description of all arrangements or understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations for election as a Director are to be made by the Member, such other information regarding each nominee proposed by such Member as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission if such nominee had been nominated, or was intended to be nominated, for election as a Director by the Board, and the consent of each nominee to serve as a Director if so elected. The Board may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

11. Defects in Appointment of Directors

         All bona fide acts taken at any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.

12. Removal of Directors

        (1) Subject to Bye-law 10(4) and any provision to the contrary in these Bye-laws, the Members may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director; provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than fourteen days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director's removal.

        (2) A vacancy on the Board created by the removal of a Director under the provisions of subparagraph (1) of this Bye-law may be filled by the Members at the meeting at which such Director is removed and, in the absence of such election or appointment, the Board may fill the vacancy in accordance with Bye-law 13.

13. Vacancies on the Board

        (1) Subject to any requirements of these Bye-laws with respect to the filling of vacancies among additional Directors elected by a class or"
             classes of shares, if the office of any Director becomes vacant, the remaining Directors may, by a majority vote, elect a successor who shall hold office until the next succeeding annual general meeting of the Members and until his or her successor shall have been elected and qualified.

        (2) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these
             Bye-laws as the quorum necessary for the transaction of business at meetings of the Board pursuant to Bye-law 15, the continuing
             Directors or Director may act for the purpose of (i) summoning a general meeting of the Company or (ii) preserving the assets of the
             Company.

        (3) The office of Director shall be vacated if the Director:

                    (a) is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

                    (b) is or becomes bankrupt or makes any arrangement or composition with his or her creditors generally;

                    (c) is or becomes of unsound mind or dies; or

                    (d) resigns his or her office by notice in writing to the Company.

14. Notice of Meetings of the Board

        (1) Notice of a regular meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by mail, courier service, cable, telex, telecopier, facsimile, printing, computer generated email or other mode of representing words in a legible and non-transitory form at such Director's last known address or any other address given by such Director to the Company for this purpose at least two days before the proposed date of the meeting, but a failure of the Secretary to send such notice shall not invalidate any proceedings of the Board at such meeting.

(2) Notice of a special meeting of the Board shall be deemed to be duly given to a Director if it is sent to such Director by mail at least two days before the proposed date of the meeting, or given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by mail, courier service, cable, telex, telecopier facsimile, printing, computer generated email or other mode of representing words in a legible and non-transitory form, at such Director's last known address or any other address given by such Director to the Company for this purpose at least one day before the proposed date of the meeting, but such notice may be waived by any Director. At any special meeting at which every Director shall be present, even without notice, any business may be transacted.

15. Quorum at Meetings of the Board

        The quorum necessary for the transaction of business at all meetings of the Board shall be a majority of the Directors then in office. If at any meeting of the Board there be less than a quorum present, a majority of those present or any Director solely present may adjourn the meeting from time to time without further notice.

16. Meetings of the Board

        (1) Regular meetings of the Board shall be held at such times and intervals as the Board may from time to time determine.

        (2)  Special meetings of the Board shall be held on the requisition of the Chairman, if one is appointed, the Deputy Chairman, if one is appointed, the President, or by 33 1/3% of the Directors then in office.

        (3) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

        (4) Unless a greater number is expressly required by law or these Bye-laws, the affirmative votes of a majority of the votes cast by the
              Directors present at a meeting at which a quorum is in attendance shall be the act of the Board or a committee thereof, as appropriate. At any time that these Bye-laws provide that Directors elected by the holders of a class or series of shares shall have more or less than one vote per Director on any matter, every reference in these Bye-laws to a majority or other proportion of Directors shall refer to a majority or other proportion of the votes of such Directors.

17. Unanimous Written Resolutions of Directors

        A resolution in writing signed by all the Directors then in office, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution.

18. Contracts and Disclosure of Directors' Interests

        (1) Any Director, or any firm, partner or any company with whom any Director is associated, may act in a professional capacity for the
             Company and such Director or such Director's firm, partner or such company shall be entitled to remuneration for professional services as if such Director were not a Director; provided that nothing herein contained shall authorise a Director or Director's firm, partner or such company to act as Auditor of the Company.

        (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

        (3) Following a declaration being made pursuant to this Bye-law, the Director concerned may be counted in the quorum at such meeting and, unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested.

        (4) Any contract or other transaction to which the Company or any subsidiary of the Company is a party and in which one or more Directors has a direct or indirect interest that is material to such Director or Directors shall be authorized, approved, or ratified by affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; provided that no such contract or other transaction shall be void or voidable solely by reason of such interest, or solely because such Director or Directors are present at the meeting of the Board or committee which authorizes or approves the contract or transaction, or solely because his or their votes are counted for such purpose, if any one of the following is true: (A) the contract or other transaction is fair and reasonable as to the Company or the subsidiary of the Company at the time it is authorized, approved or ratified; or (B) the fact of the interest is disclosed or known to the Board or committee and the Board or committee authorizes, approves, or ratifies the contract or transaction by unanimous written consent, provided at least one director so consenting is disinterested, or by affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or (C) the fact of the interest is disclosed or known to the Members, and they authorize, approve or ratify the contract or transaction.

19. Remuneration of Directors

        The remuneration (if any) of the Directors shall be determined by the Board from time to time. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally; provided that nothing contained herein shall be construed to preclude any Director from serving the Company in any other capacity or receiving compensation therefor.

OFFICERS

20. Officers of the Company

         The Officers of the Company shall consist of a President and a Vice President or a Chairman and a Deputy Chairman, such additional Vice
         Presidents or Deputy Chairmen as the Board may from time to time determine, a Secretary and such additional Officers, including a Chief
         Executive Officer, as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-
         laws. A person may hold any number of offices simultaneously; provided that the same person may not hold the offices of President and Vice
         President, or Chairman and Deputy Chairman, simultaneously.

21. Appointment and Authority of Officers

        (1) The Board shall, as soon as possible after the statutory meeting of Members and after each annual general meeting, appoint a President and a Vice President or a Chairman and a Deputy Chairman who shall be Directors. Any vacancy arising in the position of President or
              Chairman shall be filled by the Board at such time and in such manner as the Board shall determine. Such Vice President or Deputy
              Chairman shall have such duties and responsibilities as provided in these Bye-laws or as may be determined by the Board from time to time.

        (2) The Secretary and additional Officers, if any, shall be appointed by the Board from time to time. The Chief Executive Officer shall have the authority to appoint and remove assistant officers (who shall not be deemed to be Officers for the purposes of these Bye-laws) with such authority as the Chief Executive Officer shall deem appropriate.

22. Duties of Officers

         The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

23. Chairman of Meetings

         Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if one is appointed, or, in the absence of a Chairman, the Deputy Chairman, if one is appointed, or, in the absence of the Deputy Chairman, the President, shall act as chairman at any general meeting, or in the absence of any of the foregoing Officers, a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

24. Register of Directors and Officers

        The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

MINUTES

25. Obligations of Board to Keep Minutes

        (1) The Board shall cause minutes to be duly entered in books provided for the purpose:

                    (a) of all elections and appointments of Officers;

                    (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

                    (c) of all resolutions and proceedings of general meetings of the Members, meetings of the Board and meetings of committees appointed by the Board.

        (2) Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

INDEMNITY

26. Indemnification of Directors and Officers of the Company

        (1) The Company shall indemnify any person who was, is or is threatened to be made a party to a Proceeding (as hereinafter defined) by reason of the fact that he or she (a) is or was a Director or Officer of the Company or (b) while a Director or Officer of the Company, is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, general or limited partnership, firm, association, trust, estate, company (including a limited liability company) or any other entity or organisation or employee benefit plan or other enterprise, to the fullest extent permitted under Bermuda law, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any Director or Officer who is elected and accepts the position of Director or Officer of the Company or elects to continue to serve as a Director or Officer of the Company while this Bye-law is in effect. Any repeal or amendment of this Bye-law shall be prospective only and shall not limit the rights of any such Director or Officer or the obligations of the Company with respect to any claim arising from or related to the services of such Director or Officer in any of the foregoing capacities prior to any such repeal or amendment to this Bye-law. Such right shall include the right to be paid by the Company expenses incurred in defending any such Proceeding in advance of its final disposition to the maximum extent permitted under Bermuda law, as the same exists or may hereafter be amended;
              provided that to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the Director or
              Officer is not entitled to be indemnified under this Bye-law or otherwise. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Company within 60 days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under Bermuda law, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including the Board or any committee thereof, independent legal counsel or
              Members) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Company (including the Board or any committee thereof, independent legal counsel or Members) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators and personal representatives.

         Except as otherwise provided in this subparagraph (1), the Company shall be required to indemnify a Director or Officer in connection with a
         Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by the person was authorised by the Board.

        (2) The Company may additionally indemnify any employee or agent of the Company to the fullest extent permitted by law.

        (3) The rights conferred on any person indemnified by this Bye-law shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Memorandum of Association of the Company, these Bye-laws, agreement, vote of the
             Members or disinterested Directors or otherwise.

        (4) The Company's obligation, if any, to indemnify or to advance expenses to any person indemnified who was or is serving at its request as a
             Director or Officer or otherwise of another person described in subparagraph (1) shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other person.

        (5) This Bye-law shall not limit the right of the Company, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than persons authorised for indemnification under this Bye-law when and as authorised by appropriate corporate action.

        (6) The indemnity provided by this Bye-law 26 shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of said persons.

        (7) "Proceeding," for purposes of this Bye-law 26, means any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit, claim or proceeding, and any inquiry or investigation that could lead to such an action, suit, claim or proceeding.

        (8) Each Member agrees to exempt a Director or Officer from any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his or her duties with or for the Company; provided that such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

MEETINGS

27. Annual General Meeting

        (1) The annual general meeting of the Company shall be held in each year other than the year of organisation at such time and place as the
              Board shall appoint. Notice of such meeting shall be given to each Member not less than five nor more than sixty days prior to such meeting stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

        (2) At any annual general meeting only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board or (b) by any Member entitled to vote at such meeting who complies with the procedures set forth in this Bye-law.
             Any Member entitled to vote at such meeting may propose business to be included in the agenda of such meeting only if written notice of such Member's intent is given to the Secretary of the Company, either by personal delivery or mail or by facsimile, not later than 90 days in advance of the anniversary of the immediately preceding annual general meeting or if the date of the annual general meeting of Members occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual meeting, not later than the close of business on the seventh day following the date on which notice of such meeting is given to Members. A Member's notice to the Secretary shall set forth in writing as to each matter such Member proposes to bring before the annual general meeting (a) a brief description of the business desired to be brought before the annual general meeting and the reasons for conducting such business at the annual general meeting, (b) the name and address, as they appear on the Company's books, of the Members proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the Member and (d) any material interest of the Member in such business. Notwithstanding anything in these Bye-laws to the contrary, no business shall be conducted at an annual general meeting except in accordance with the procedures set forth in this subparagraph. The Officer of the Company or other person presiding at the annual general meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this subparagraph, and, if such Officer or other person should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

28. Special General Meetings

         The Chairman, if one is appointed, the President or the Board by vote of a majority of the Board may convene a special general meeting of the Company whenever in its judgement such a meeting is necessary.  Notice of such meeting shall be given to each Member not less than five nor more than sixty days prior to such meeting stating the date, time, place and the nature of the business to be considered at the meeting.
         Special general meetings may be held at such place as may from time to time be designated by the Board and stated in the notice of the meeting. In any special general meeting of the Company only such business shall be conducted as is set forth in the notice thereof.

29. Accidental Omission of Notice of General Meeting

        The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

30. Meeting Called on Requisition of Members

        Notwithstanding anything herein, the Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up capital of the Company as at the date of the deposit carries the right to vote in general meetings of the
        Company, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply;
        provided that for any question proposed for consideration at any such special general meeting to be approved shall require the affirmative vote of the holders of not less than 66 2/3% of the shares entitled to vote thereon.

31. Short Notice

         A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting and (ii) a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than
         95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

32. Postponement of Meetings

        The Secretary may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under Bye-law 30 of these Bye-laws); provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

33. Quorum for General Meeting

        (1) In any general meeting of the Company, except as otherwise expressly required by the Act or by these Bye-laws, two or more persons present in person and representing in person or by proxy a majority of the shares then in issue entitled to vote at any meeting shall form a quorum for the transaction of business; provided that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business in any general meeting of the Company held during such time. If the holders of the number of shares necessary to constitute a quorum shall fail to attend in person or by proxy at the time and place fixed by these Bye-laws for an annual general meeting, a majority in interest of the Members present, in person or by proxy, may adjourn from time to time without notice other than announcement at the meeting until the holders of the amount of shares requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

        (2) Whenever the holders of any class or series of shares are entitled to vote separately on a specified item of business, the presence in person or by proxy of the holders of record of the shares of such class or series entitled to cast a majority of the votes thereon shall constitute a quorum for the transaction of such specified item of business.

34. Adjournment of Meetings

        The chairman of a general meeting may, with the consent of a majority of the Members, in any general meeting at which a quorum is present
        (and shall if so directed), adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

35. Attendance at Meetings

        Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

36. Unanimous Written Resolutions of Members

        (1) Subject to subparagraph (6), any action which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members of the Company, may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

        (2) A resolution in writing may be signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members, or any class thereof, in as many counterparts as may be necessary.

        (3) For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any
             Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

        (4) A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in a general or special meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

        (5) A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of Sections 81 and 82 of the Act.

        (6) This Bye-law shall not apply to:

                    (a) a resolution passed pursuant to Section 89(5) of the Act; or

                    (b) a resolution passed for the purpose of removing a Director before the expiration of his or her term of office under these Bye-laws.

37. Attendance of Directors

        The Directors of the Company shall be entitled to receive notice of, and to attend and be heard in any general meeting.

38. Presiding Officer at Meetings

         At all meetings of Members, unless otherwise determined by the Board, the Chairman, if one is appointed, or, in the absence of a Chairman, the Deputy Chairman, if one is appointed, or, in the absence of the Deputy Chairman, the President, shall preside and the Secretary shall act as secretary of the meeting.

39. Voting at Meetings

         Except as otherwise expressly required by the Act or these Bye-laws, any question proposed for the consideration of the Members at any general meeting at which a quorum is in attendance shall be decided by the affirmative vote of a majority of the votes cast by ballot by the
         Members in person or by proxy appointed by instrument in writing subscribed by such Member or by his or her duly authorised attorney and delivered to the chairman of the meeting. In the case of an equality of votes the resolution shall fail. Directors shall be elected as set forth in
         Bye-law 10.

        Without limiting the generality of the foregoing, any amalgamation, merger or consolidation of the Company with another entity or the sale, lease or exchange of all or substantially all of the assets of the Company shall, except as otherwise expressly provided in these Bye-laws, require the approval of Members by way of an affirmative vote of a majority of the votes cast by the Members in person or by proxy appointed by instrument in writing subscribed by such Member or by his or her duly authorised attorney and delivered to the chairman of the meeting. Prior to any votes being cast in connection with such resolutions, the chairman of the meeting may demand a poll which shall be by way of ballot.

40. Seniority of Joint Holders Voting

         In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of
         Members.

41. Instrument of Proxy

         The instrument appointing a proxy shall be in writing in the form as may be prescribed by the Board from time to time, under the hand of the appointor or of the appointor's attorney duly authorised in writing, or if the appointor is a corporation, either under its seal, or under the hand of a duly authorised officer or attorney. The decision of the chairman of any general meeting as to the validity of any instrument of proxy shall be final.

42. Representation of Corporations at Meetings

        A corporation which is a Member may, by written instrument, authorise such person as it thinks fit to act as its representative at any meeting of the Members and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote in general meetings on behalf of a corporation that is a Member.

SHARE CAPITAL AND SHARES

43. Authorised Share Capital

        (1) The authorised share capital of the Company is US$1,175,010,000, consisting of (1) 1,175,000,000 common shares of the par value of
             US$1.00 per share, which common shares consist of (a) 600,000,000 Class A common shares ("Class A Common Shares") and
             575,000,000 Class B common shares ("Class B Common Shares"), and (2) 10,000,000 preference shares of the par value of US$0.001 per share ("Preference Shares"), with any series of Preference Shares being designated from time to time pursuant to subparagraph (4) of this Bye-law.

        (2) Subject to these Bye-laws, the holders of Class A Common Shares shall:

                    (a) subject to Bye-law 43(3)(b), be entitled to such dividends as the Board may, in its discretion, from time to time declare and pay out of funds legally available for the payment of dividends;

                    (b) in the event of a liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, after payment in full has been made to the holders of the Preference
                         Shares of the amounts to which they are respectively entitled or sufficient sums have been set apart for the payment thereof, be entitled to receive ratably any and all surplus assets remaining to be paid or distributed;

                    (c) subject to any required Preference Share class votes, be entitled to one vote per Class A Common Share held by them and shall vote together as a single class on all matters submitted to a vote of the Members with the holders of (i) Preference Shares (but only to the extent the holders of Preference Shares shall be entitled to vote with respect to the applicable series of Preference Shares or under the Act) and (ii) Class B Common Shares (but only to the extent the holders of Class B Common Shares shall be entitled to vote under the Act);

                    (d) generally be entitled to enjoy all of the rights attaching to Class A Common Shares; and

                    (e) not be entitled to any preemptive or preferential rights to subscribe for or purchase any shares of any class or series of shares of the Company, now or hereafter authorised, or any series convertible into, or warrants or other evidences of optional rights to purchase or subscribe for, shares of any class or series of the Company, now or hereafter authorised.

        (3) Subject to these Bye-laws, the holders of Class B Common Shares shall have all of the rights of the holders of Class A Common Shares, except that:

                    (a) the holders of Class B Common Shares shall not be entitled to vote, except as to matters for which the Act specifically requires voting rights for otherwise nonvoting shares;

                    (b) if a dividend or other distribution in cash, shares or other property is declared or paid on Class A Common Shares, a like dividend or other distribution in kind and amount shall also be declared and paid on Class B Common Shares;

                    (c) the holders of Class B Common Shares shall have the right to convert their shares into Class A Common Shares on a one-for-one basis in the following circumstances:

                                (i) to satisfy the obligations of the Company or its subsidiaries or affiliated companies to issue Class A Common Shares with regard to the exercise of share options, grants or purchases of shares pursuant to share incentive plans, employee share purchase plans, dividend reinvestment plans or other stock-based compensation, retirement or deferred compensation plans sponsored by the Company or its subsidiaries or affiliated companies; or

                                (ii) as consideration for any acquisition of stock or assets of a third party;

                    (d) in the event of the transfer of Class B Common Shares to any person other than a wholly-owned, direct or indirect, subsidiary of the Company, Class B Common Shares so transferred shall automatically be converted into Class A Common Shares on a one-
                         for-one basis, subject to adjustment for share divisions or other recapitalization events; and

                    (e) the holders of Class B Common Shares shall have the right upon written notice to require the Company, subject to Section 42A of the Act, to purchase for cash the number of Class B Common Shares stated in such notice at the fair market value per Class A
                         Common Share on the date of such notice. Any such purchase shall be settled within 180 calendar days of the day such notice is given and shall include simple interest from the date of the notice to but not including the payment date at a rate equal to the prime rate charged by the Chase Manhattan Bank or its successor. For purposes of this paragraph, the fair market value per Class A
                         Common Share, as of any date, means the average of the high and low sales prices of a Class A Common Share as reported on the New York Stock Exchange composite tape on the applicable date, or if no sales of Class A Common Shares were made on the New York Stock Exchange on that date, the average of the high and low prices as reported on the composite tape for the most recent preceding day on which sales of Class A Common Shares were made. No dividends shall be declared on any Class B
                         Common Shares for which notice has been given under this paragraph.

        (4) The Board is empowered to cause the Preference Shares to be issued from time to time as shares of one or more series of Preference
             Shares, and in the resolution or resolutions providing for the issue of shares of each particular series, before issuance, the Board is expressly authorised to fix:

                    (a) the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except as otherwise provided by the Board in creating such series) or decreased (but not below the number of shares thereof then in issue) from time to time by resolution of the Board;

                    (b) the rate of dividends payable on shares of such series, whether or not and upon what conditions dividends on shares of such series shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

                    (c) the terms, if any, on which shares of such series may be redeemed, including without limitation, the redemption price or prices for such series, which may consist of a redemption price or scale of redemption prices applicable only to redemption in connection with a sinking fund (which term as used herein shall include any fund or requirement for the periodic purchase or redemption of shares), and the same or a different redemption price or scale of redemption prices applicable to any other redemption;

                    (d) the terms and amount of any sinking fund provided for the purchase or redemption of shares of such series;

                    (e) the amount or amounts which shall be paid to the holders of shares of such series in case of liquidation, dissolution or winding up of the Company, whether voluntary or involuntary;

(f) the terms, if any, upon which the holders of shares of such series may convert shares thereof into shares of any other class or classes or of any one or more series of the same class or of another class or classes;

                    (g) the voting rights, full or limited, if any, of the shares of such series; and whether or not and under what conditions the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional Directors of the Company in case of dividend arrearages or other specified events, or upon other matters;

                    (h) whether or not the holders of shares of such series, as such, shall have any preemptive or preferential rights to subscribe for or purchase shares of any class or series of shares of the Company, now or hereafter authorised, or any securities convertible into, or warrants or other evidences of optional rights to purchase or subscribe for, shares of any class or series of the Company, now or hereafter authorised;

                    (i) whether or not the issuance of additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the preferences, rights and qualifications of any such other series; and

                    (j) such other rights, preferences and limitations as may be permitted to be fixed by the Board of the Company under the laws of
                        Bermuda as in effect at the time of the creation of such series.

        (5) Subject to these Bye-laws and except to the extent otherwise provided for in a series of Preference Shares in its designation, the
             Preference Shares shall be of equal rank and be identical in all respects. The Board is authorised to change the designations, rights, preferences and limitations of any series of Preference Shares theretofore established, no shares of which have been issued.

44. Power to Issue Shares

        (1) Subject to these Bye-laws and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares of the Company on such terms and conditions as it may determine and any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise as the Board may from time to time prescribe.

        (2) The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

        (3) Unless otherwise permitted by law, the Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of a purchase or subscription made or to be made by any person of or for any shares in the Company, but nothing in this Bye-law shall prohibit transactions mentioned in Sections 39A, 39B and
             39C of the Act.

45. Variation of Rights, Alteration of Share Capital and Purchase of Shares of the Company

        (1) Subject to the provisions of Sections 42 and 43 of the Act and except as otherwise expressly set forth in these Bye-laws, any Preference
             Shares may be issued or converted into shares that, at a determinable date or at the option of the Company, are liable to be redeemed on such terms and in such manner as the Company before the issue or conversion may by resolution of the Members determine.

        (2) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of 75% of the shares then in issue of that class or with the sanction of a resolution passed by a majority of the votes cast in a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

        (3) The Company may from time to time by resolution of the Members change the currency denomination of, increase, alter or reduce its share capital in accordance with the provisions of Sections 45 and 46 of the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit including, without limiting the generality of the foregoing, the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

        (4) The Company may from time to time purchase its own shares in accordance with the provisions of Section 42A of the Act.

46. Registered Holder of Shares

        (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

        (2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by direct deposit to the bank account designated by the Member for such purpose and cheque or draft sent through the post directed to the Member at such Member's address in the
             Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

47. Death of a Joint Holder

        Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall, subject to Bye-law 58, recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

48. Certificated or Uncertificated Shares

        (1) The shares of the Company may be issued in certificated or uncertificated form. The Board shall have power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of such certificated or uncertificated shares of the Company.

        (2) Promptly after uncertificated shares have been registered as issued, the Company or its transfer agent shall send to the registered owner thereof a written statement containing a description of the issue of which such shares are a part, the number of shares registered, the date of registration and such other information as may be required or appropriate.

REGISTER OF MEMBERS

49. Contents of Register of Members

        (1) The Board shall cause to be kept in one or more books a Register of its Members and shall enter therein the particulars required by the
             Act which are as follows:

                    (a) the name and address of each Member, the number and, where appropriate, the class or series of shares held by such Member and the amount paid on such shares;

                    (b) the date on which each person was entered in the Register as a Member; and

                    (c) the date on which any person ceased to be a Member.

        (2) Subject to the Act, the Company may keep an overseas or local or other branch register of Members resident in any place, and the Board may make and vary such regulations as it determines in respect of the keeping of any such register and maintaining a registration office in connection therewith.

50. Inspection of Register of Members

        The Register of Members and, if applicable, any branch register of Members shall be open to inspection at the registered office of the
        Company and, if applicable, any registration office, on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members and, if applicable, any branch register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

51. Transactions with Interested Members

        (1) The Company may not engage, at any time, in any Business Combination with any Interested Member unless the Business Combination receives the affirmative vote of the holders of 80% of the shares then in issue of all classes of shares of the Company entitled to vote, considered for the purposes of this provision as one class.

        (2) Interested Member status of a Member is determined as of the date of any action taken by the Board with respect to such transaction or as of any record date for the determination of Members entitled to notice and to vote with respect thereto or immediately prior to the consummation of such transaction. Any determination made in good faith by the Board, on the basis of information at the time available to it, as to whether any person is an Interested Member, shall be conclusive and binding for all purposes of these Bye-laws.

        (3) The provisions of subparagraph (1) of this Bye-law shall not apply to (a) any Business Combination with an Interested Member that has been approved by the Board or (b) any agreement for the amalgamation, merger or consolidation of any subsidiary of the Company with the Company or with another subsidiary of the Company if (i) the provisions of this subparagraph shall not be changed or otherwise affected by or by virtue of the amalgamation, merger or consolidation and (ii) the holders of greater than 50% of the voting power of the
             Company or the subsidiary, as appropriate, immediately prior to the amalgamation, merger or consolidation continue to hold greater than
             50% of the voting power of the amalgamated company immediately following the amalgamation, merger or consolidation.

52. Record Dates

        Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

                    (a) determining the Members entitled to receive any dividend; and

                    (b) determining the Members entitled to receive notice of and to vote in any general meeting of the Company; provided, that such record date shall not be more than sixty days before the date of such dividend or such general meeting, as the case may be.

53. Scrutineers

        (1) One or more scrutineers may be appointed by the Board to act at any meeting of Members, or, if the Board fails to act, the chairman of the meeting may appoint a scrutineer or scrutineers. A scrutineer may or may not be a Member, but shall not be a candidate for the office of Director.

        (2) The scrutineer or scrutineers shall determine the number of shares then in issue and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Members.

        (3) Each scrutineer, before entering upon the discharge of the duties described in Bye-law 53(2), shall be sworn faithfully to execute the duties of a scrutineer at such meeting with strict impartiality, and according to the best of such person's ability.

TRANSFER OF SHARES

54. Instrument of Transfer

        An instrument of transfer shall be in the form as may be prescribed by the Board from time to time. The Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

55. Restriction on Transfer

        (1) The Board shall refuse to register the transfer of a share unless such transfer is in accordance with the Bye-laws and all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained.

        (2) If the Board refuses to register a transfer of any share, the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

56. Transfers by Joint Holders

        The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

TRANSMISSION OF SHARES

57.Representative of Deceased Member

        In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder (as set forth in Bye-law 58), shall be the only persons recognised by the Company as having any title to the deceased Member's interest in the shares. Subject to the provisions of Section
        52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased
        Member.

58. Registration on Death or Bankruptcy

         Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Company may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in the form as may be prescribed by the Board. On the presentation thereof to the Company, accompanied by such evidence as the Company may require to prove the title of the transferor, the transferee shall be registered as a Member but the Company shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.

59. Dividend Entitlement of Transferee

        A person becoming entitled to a share by reason of the death or bankruptcy or winding-up of a Member shall be entitled to the same dividends and other advantages to which he or she would be entitled if he or she were the registered holder of the share. However, the
        Company may determine to withhold the payment of any dividend payable or other advantages in respect of such share until such person shall become the registered holder of the share or shall have effectually transferred such share, but, subject to the requirements of these Bye-laws being met, such a person may vote at meetings.

DIVIDENDS AND OTHER DISTRIBUTIONS

60. Declaration of Dividends by the Board

        The Board may, subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them or the class or series of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

CAPITALISATION

61. Issue of Bonus Shares

        The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company's share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

ACCOUNTS AND FINANCIAL STATEMENTS

62. Records of Account

        The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

                    (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

                    (b) all sales and purchases of goods by the Company; and

                    (c) the assets and liabilities of the Company.

        Such records of account shall be kept at the registered office of the Company or, subject to Section 83(2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

63. Fiscal Year

        The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

64. Financial Statements

        Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

AUDIT

65. Appointment of Auditor

        Subject to Section 88 of the Act, in the annual general meeting or in a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the
       Company.

66. Remuneration of Auditor

        The remuneration of the Auditor shall be fixed by the Company in general meeting or in such manner as the Members may determine.

67. Vacation of Office of Auditor

        If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of illness or other disability at a time when the Auditor's services are required, the Board shall, as soon as practicable, convene a special general meeting to fill the vacancy thereby created.

68. Access to Books of the Company

        The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the
        Company.

69. Report of the Auditor

        (1) Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the
             Company shall be audited at least once in every year.

        (2) The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the
             Auditor shall be submitted to the Members in general meeting pursuant to Bye-law 64.

        (3) The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

NOTICES

70. Notices to Members of the Company

         A notice may be given by the Company to any Member either by delivering it to such Member in person or by sending it to such Member's address in the Register of Members or to such other address given for the purpose. For the purposes of this Bye-law, a notice may be sent by mail, courier service, cable, telex, telecopier, facsimile, printing, computer generated email or other mode of representing words in a legible and non-transitory form.

SEAL OF THE COMPANY

71. The Seal

        The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use outside Bermuda.

72. Manner in Which Seal is to be Affixed

         The seal of the Company shall not be affixed to any instrument except attested by the signature of a Director and the Secretary or any two
         Directors, or any person appointed by the Board for the purpose; provided that any Director, Officer or Resident Representative, may affix the seal of the Company attested by such Director, Officer or Resident Representative's signature to any authenticated copies of these Bye-
         laws, the organisation documents of the Company, the minutes of any meetings or any other documents required to be authenticated by such
         Director, Officer or Resident Representative.

WINDING-UP

73. Winding-up/Distribution by Liquidator

         If the Company shall be wound up, the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no
         Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

ALTERATION OF BYE-LAWS

74. Alteration of Bye-laws

        No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.

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